Summary prospectus

Fixed income

Delaware Diversified Income Fund

Nasdaq ticker symbols
Class A	DPDFX
Class B	DPBFX
Class C	DPCFX
Class R	DPRFX

February 28, 2012

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated February 28, 2012 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware Diversified Income Fund

What is the Fund's investment objective?

Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R
Management fees	0.44%	0.44%	0.44%	0.44%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%
Other expenses	0.23%	0.23%	0.23%	0.23%
Total annual fund operating expenses	0.97%	1.67%	1.67%	1.27%
Fee waivers and expense reimbursements	(0.05%)[2]	—	—	(0.10%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.92%	1.67%	1.67%	1.17%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2

The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund's Class A and Class R shares' 12b-1 fees from February 28, 2012 through February 28, 2013 to no more than 0.25% and 0.50% of their respective average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the net operating expenses with the applicable Distributor's expense waivers for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not redeemed)		(if not redeemed)
Class	A	B	B	C	C	R
1 year	$540	$170	$570	$170	$270	$119
3 years	$740	$526	$802	$526	$526	$393
5 years	$958	$907	$1,132	$907	$907	$687
10 years	$1,582	$1,790	$1,790	$1,976	$1,976	$1,525

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 237% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund allocates its investments principally among the following four sectors of the fixed income securities markets: the U.S. investment grade sector, the U.S. high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the 80% policy). The Fund's investment manager, Delaware Management Company (Manager or we), will determine how much of the Fund to allocate to each of the four sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

The Fund's investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets. We will limit non-U.S.-dollar-denominated securities to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification.  The Fund will not use derivatives for reasons inconsistent with its investment objective.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders will be given at least 60 days' notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that a bond's issuer will be unable to make timely payments of interest and principal. Investing in so-called "junk" or "high yield" bonds entails greater risk of principal loss than the risk involved in investment grade bonds.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.

Bank loans and other indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Currency risk — The risk that the value of a portfolio's investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk — Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Diversified Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our website at www.delawareinvestments.com/performance.

On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of The Diversified Core Fixed Income Portfolio of Delaware Pooled® Trust (Predecessor Fund), which had investment objectives and policies identical to those of the Fund. The Fund had no operations prior to October 28, 2002. Shareholders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction. The average annual total returns of the Fund in the table below for periods prior to October 28, 2002 have been restated to reflect the maximum sales charge applicable to Class A shares, but not to reflect the distribution and service (12b-1), higher management, and transfer agency fees borne by Class A shares of the Fund.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A's highest quarterly return was 10.21% for the quarter ended June 30, 2009 and its lowest quarterly return was -3.93% for the quarter ended September 30, 2008. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

	1 year	5 years	10 years or lifetime
Class A return before taxes	1.63%	7.16%	7.68%
Class A return after taxes on distributions	-0.44%	4.72%	5.17%
Class A return after taxes on distributions and sale of Fund shares	1.31%	4.70%	5.10%
Class B return before taxes (lifetime: 10/28/02-12/31/11)	1.51%	7.10%	7.57%
Class C return before taxes (lifetime: 10/28/02-12/31/11)	4.60%	7.34%	7.48%
Class R return before taxes (lifetime: 06/02/03-12/31/11)	6.00%	7.85%	6.90%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.84%	6.50%	5.78%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2001
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007
J. David Hillmeyer, CFA	Vice President, Portfolio Manager, Head of Investment Grade Corporate Trading	February 2011

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 523-1918 at any time; through our website at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases. As of May 31, 2007, no new or subsequent investments are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a
401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-189 [10/11] DG3 17357 [3/12]